SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 21, 1998
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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     Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                      (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

     (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------
     (99)                               Computational   Materials   prepared  by
                                        Lehman  Brothers Inc. in connection with
                                        Norwest  Asset  Securities  Corporation,
                                        Mortgage  Pass-  Through   Certificates,
                                        Series 1998- 34

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORWEST ASSET SECURITIES CORPORATION


December 21, 1998

                                        By:  /s/ B. David Bialzak
                                           ---------------------------------
                                                 B. David Bialzak
                                                 Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

   (99)                  Computational Materials prepared by          P
                         Lehman  Brothers Inc. in connection
                         with   Norwest   Asset   Securities
                         Corporation, Mortgage Pass- Through
                         Certificates, Series 1998-34